UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 03, 2008

INTERNATIONAL POWER GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-51449	20-1686022
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

950 Celebration Blvd., Suite A, Celebration, FL.	34747
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (407) 566-0318

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS.

On December 03, 2008, Jesus Oliveras tendered to the Board of Directors of International Power Group, Ltd. (the “Company”), his resignation as a Chief Financial Officer of the Company effective December 03, 2008. Except for the salary due to him for the month of November 2008, ($4,583.33), there was no compensation or reimbursement of expenses due to Mr. Oliveras at the time of his resignation.

Director, Robert Astore, will now assume the position of Chief Financial Officer until a replacement has been appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNATIONAL POWER GROUP, LTD.

Date: December 9, 2008	By: /s/ Peter Toscano
Peter Toscano
Chief Executive Officer